                                                                    EXHIBIT 23.3

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 3 to Registration Statement No. 333-34067 of Group Maintenance America Corp. on Form S-1 of our report dated July 24, 1997 (relating to the financial statements of Masters, Inc.) appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ Deloitte & Touche LLP

Washington, D.C.

October 15, 1997